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             SUPPLEMENT DATED SEPTEMBER 30, 2002 TO BE ATTACHED TO
           DIVERSIFIED INVESTORS VARIABLE FUNDS/DIVERSIFIED INVESTORS
                      STRATEGIC VARIABLE FUNDS PROSPECTUS
                               DATED MAY 1, 2002

    Effective September 30, 2002, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with respect to the Special Equity Portfolio with Husic Capital Management and entered into a new Investment Subadvisory Agreement with respect to the Special Equity Portfolio with Seneca Capital Management, Inc. ("Seneca"). The Investment Subadvisory Agreements with the other four subadvisors to the Special Equity Portfolio remain in effect.

    Seneca was formed in 1989 and has been a registered investment adviser since October 10, 1989. The principal business address of Seneca is 909 Montgomery Street, Suite 500, Montgomery, California 94133.

    Gail P. Seneca is Chief Investment Officer and Managing Partner of Seneca. Richard D. Little, Equity Portfolio Manager and Partner founded the firm with Gail Seneca in 1989. He is Director of Equities and leads the equity investment effort for Seneca.

From 2892 (9/2002)                                                      33-73734
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